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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 19, 1999

                              i2 TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                     0-28030              75-2294945
(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)        Identification No.)

 909 E. LAS COLINAS BLVD., 16TH FLOOR,                      75039
          IRVING, TEXAS                                  (Zip Code)
(Address of principal executive offices)


         Company's telephone number, including area code: (214) 860-6000


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ITEM 5. OTHER EVENTS.

         This report contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that involve risks and uncertainties, such as statements concerning: growth and future operating results; developments in our markets and strategic focus; new products and product enhancements; potential acquisitions and the integration of acquired businesses, products and technologies; strategic relationships; and future economic, business and regulatory conditions. Such forward-looking statements are generally accompanied by words such as "plan," "estimate," "expect," "believe," "should," "would," "could," "anticipate," "may" or other words that convey uncertainty of future events or outcomes. These forward-looking statements and other statements made elsewhere in this report are made in reliance on the Private Securities Litigation Reform Act of 1995. The sections below entitled "Year 2000 Issues" and "Factors That May Affect Future Results" in Exhibit 99.2 to this report set forth certain factors that could cause our actual future results to differ materially from these statements.

        In July 1999, i2 Technologies, Inc. (the "Registrant") acquired Sales Marketing Administration Research Tracking Technologies, Inc. ("SMART"). Additional information regarding the acquisition is presented in the Registrant's previously filed Current Reports on Form 8-K, dated May 12, and July 15, 1999.

         The acquisition was accounted for as a pooling of interests. In accordance with SEC requirements, the Registrant is providing selected financial data, management's discussion and analysis of financial condition and results of operations and consolidated financial statements which include the combined operations of the Registrant and SMART for all periods presented. The Registrant is also providing a description of its business to reflect the acquisition of SMART and other developments during 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

        EXHIBIT
        NUMBER                DESCRIPTION
        -------               -----------

         23.1     Consent of Arthur Andersen LLP.

         27.1     Financial Data Schedule for the Year Ended December 31, 1996.

         27.2     Financial Data Schedule for the Year Ended December 31, 1997.

         27.3     Financial Data Schedule for the Year Ended December 31, 1998.

         27.4 Financial Data Schedule for the Nine Months Ended September 30, 1998.

         99.1 Selected Financial Data of the Registrant as of and for the Years ended December 31, 1994, 1995, 1996, 1997 and 1998.

         99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations of the Registrant for the Years ended December 31, 1996, 1997 and 1998.

         99.3     Business of the Registrant.

         99.4     The following Consolidated Financial Statements of the
                  Registrant:

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                  1.   Report of Independent Public Accountants........................................  F-1
                  2.   Consolidated Balance Sheets as of December 31, 1997 and
                       1998............................................................................  F-2
                  3.   Consolidated Statements of Operations for the Years Ended
                       December 31, 1996, 1997 and 1998................................................  F-3
                  4.   Consolidated Statements of Stockholders' Equity for the
                       Years Ended December 31, 1996, 1997 and 1998....................................  F-4
                  5.   Consolidated Statements of Cash Flows for the Years Ended
                       December 31, 1996, 1997 and 1998................................................  F-5
                  6.   Notes to Consolidated Financial Statements......................................  F-6
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
         99.5     Consolidated Financial Statement Schedules:

                  Report of Independent Public Accountants.............................................  S-1

                  Schedule II -- Valuation and Qualifying Accounts.....................................  S-2

                  Schedules other than the one listed above are omitted as the required information is inapplicable or the information is presented in the consolidated financial statements or related notes.

         99.6 Lease (One Colinas Crossing) dated as of March 24, 1999 between Colinas Crossing LP and the Registrant.

                  The exhibits, riders and schedules to this agreement identified in the table of contents have not been filed as they do not, in the judgment of the Registrant, contain information that is material to an investment decision and that is not otherwise disclosed in this agreement. The Registrant undertakes to furnish supplementally a copy of any such omitted document to the Commission upon request.

         99.7 Lease (Two Colinas Crossing) dated as of August 3, 1999 between Colinas Crossing LP and the Registrant.

                  The exhibits, riders and schedules to this agreement identified in the table of contents have not been filed as they do not, in the judgment of the Registrant, contain information that is material to an investment decision and that is not otherwise disclosed in this agreement. The Registrant undertakes to furnish supplementally a copy of any such omitted document to the Commission upon request.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         i2 TECHNOLOGIES, INC.

                                         By:  /s/ WILLIAM M. BEECHER
                                              ----------------------------------
                                              William M. Beecher
                                              Chief Financial Officer

Dated: November 30, 1999



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                                  EXHIBIT INDEX

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        EXHIBIT
        NUMBER                DESCRIPTION
        -------               -----------

         23.1     Consent of Arthur Andersen LLP.

         27.1     Financial Data Schedule for the Year Ended December
                  31, 1996.

         27.2     Financial Data Schedule for the Year Ended December
                  31, 1997.

         27.3     Financial Data Schedule for the Year Ended December
                  31, 1998.

         27.4 Financial Data Schedule for the Nine Months Ended September 30, 1998.

         99.1 Selected Financial Data of the Registrant as of and for the Years ended December 31, 1994, 1995, 1996, 1997 and 1998.

         99.2     Management's Discussion and Analysis of Financial
                  Condition and Results of Operations of the Registrant for the Years ended December 31, 1996, 1997 and 1998.

         99.3     Business of the Registrant.

         99.4     The following Consolidated Financial Statements of the
                  Registrant:

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                  1.   Report of Independent Public Accountants........................................  F-1
                  2.   Consolidated Balance Sheets as of December 31, 1997 and
                       1998............................................................................  F-2
                  3.   Consolidated Statements of Operations for the Years Ended
                       December 31, 1996, 1997 and 1998................................................  F-3
                  4.   Consolidated Statements of Stockholders' Equity for the
                       Years Ended December 31, 1996, 1997 and 1998....................................  F-4
                  5.   Consolidated Statements of Cash Flows for the Years Ended
                       December 31, 1996, 1997 and 1998................................................  F-5
                  6.   Notes to Consolidated Financial Statements......................................  F-6

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
         99.5     Consolidated Financial Statement Schedules:

                  Report of Independent Public Accountants.............................................  S-1

                  Schedule II -- Valuation and Qualifying Accounts.....................................  S-2

                  Schedules other than the one listed above are omitted as the required information is inapplicable or the information is presented in the consolidated financial statements or related notes.

         99.6 Lease (One Colinas Crossing) dated as of March 24, 1999 between Colinas Crossing LP and the Registrant.

                  The exhibits, riders and schedules to this agreement identified in the table of contents have not been filed as they do not, in the judgment of the Registrant, contain information that is material to an investment decision and that is not otherwise disclosed in this agreement. The Registrant undertakes to furnish supplementally a copy of any such omitted document to the Commission upon request.

         99.7 Lease (Two Colinas Crossing) dated as of August 3, 1999 between Colinas Crossing LP and the Registrant.

                  The exhibits, riders and schedules to this agreement identified in the table of contents have not been filed as they do not, in the judgment of the Registrant, contain information that is material to an investment decision and that is not otherwise disclosed in this agreement. The Registrant undertakes to furnish supplementally a copy of any such omitted document to the Commission upon request.
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